 Exhibit 10.3

[Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange
Commission. The omitted portions of this document are marked with a ***.]

AMENDMENT NO. 5 TO MACROMEDIA FLASH COMMUNICATION
SERVER LICENSE AGREEMENT

This Amendment No. 5 (“Amendment”) to the Macromedia Flash Communication Server License Agreement by and between VitalStream, Inc., a Delaware corporation with its principal place of business at One Jenner, Suite 100, Irvine, California 92618 (“Licensee”) and Adobe Systems, Incorporated (“Adobe”) (as successor to Macromedia, Inc.), a Delaware corporation, with its principal place of business at 345 Park Avenue, San Jose, CA 95110, is effective as of December 30, 2005 (the “Amendment Effective Date”).

WHEREAS, the parties entered into the Macromedia Flash Communication Server License Agreement dated as of November 17, 2003 (the “Original Agreement”), as amended by Amendment No. 1 to the Original Agreement dated as of April 28, 2004 (“Amendment 1”), Amendment No. 2 to Original Agreement dated as of April 28, 2004 (“Amendment 2”), Amendment No. 3 to the Original Agreement dated as of August 6, 2004 (“Amendment 3), and Amendment No. 4 to the Original Agreement dated as of March 1, 2005 (“Amendment 4). Amendment 1, Amendment 2, Amendment 3, and Amendment 4 together with the Original Agreement, shall be referred to herein as the “Agreement”; and

WHEREAS, the parties desire to expand their business relationship;

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Except as expressly provided herein, all defined terms shall have the meanings ascribed to them in the Agreement.

1. Term Extension. The Term of the Agreement shall be extended to December 30, 2006. Thereafter, Licensee has the option to renew this Agreement for two additional one year terms by providing 30 days written notice to Adobe. In Section 7 of the Original Agreement, the following words shall be deleted from the second sentence thereof: “…,however, after the initial term of the Agreement, either party may terminate the Agreement with at least ninety (90) days prior written notice.”

2. Fees.  Section 2 of the Original Agreement (Fees) and Section 1 of Amendment 4 shall be replaced in their entirety with the following.

A. License Fees.

At the beginning of each Term, Licensee shall pay Adobe a non-cancelable and non-refundable fee (the “Prepayment Fee”). The rate for the license fees due under the Agreement (the “License Fees”) for the Term shall be calculated based upon the amount of the Prepayment Fee as follows:

Prepayment Fee  License Fee   Minimum Transfer Fee

$[***]                          [***]%     $[***]
$[***]          [***]%     $[***]
$[***]          [***]%     $[***]
$[***]          [***]%     $[***]
$[***]          [***]%     $[***]

The Licensee Fee shall equal the percentage of all fees that Licensee receives from Customers for the set-up and use of the Service and the Additional Service, subject to the Minimum Transfer Fees (as defined below) or the Minimum Additional Service Fees (as defined below), as the case may be. If during the Term, Licensee advises Adobe in writing that it elects to make additional Prepayment Fees above the commitment in Paragraph B of this Section (“Additional Prepayment Fee”) specifying the USD amount of such Additional Prepayment Fee, subject to the payment provisions of Section 2.B. below, then the License Fees and Minimum Transfer Fees subsequent to Adobe’s receipt of notice from Licensee of Additional Prepayment Fee shall be adjusted to reflect the License Fee and Minimum Transfer Fee rate applicable to the amount of the Prepayment Fee plus the Additional Prepayment Fee.

The pricing of the Service and the Additional Service (as defined in Amendment 3) shall be at the sole discretion of Licensee, as the same may be changed from time to time.

B. Prepayment Fee.

The Prepayment Fee is non-cancelable and non-refundable, except that if this Agreement is terminated by Licensee for Cause (as defined in Section 7 of the Agreement, as amended by Section 5 hereof) prior to the Prepayment Fee and, if applicable, any Additional Prepayment Fee, having been fully expended, then Licensee shall be entitled to receive a refund in the amount of that portion of the Prepayment Fee and, if applicable, any Additional Prepayment Fee, that had not been expended as of the date of such termination, which refund payment shall be made by Adobe to Licensee within 15 days of the date of termination, and any portion of the refund not paid within such 15 days shall be subject to a late charge of one and one-half percent (1.5%) per month or the maximum rate allowed by applicable law, whichever is less, on the overdue balance. Notwithstanding any refund of the Prepayment Fee and any Additional Prepayment Fee as described in the preceding sentence, Licensee shall continue to pay License Fees if and as Licensee continues to use the Software to provide the Service to Customers in accordance with Section 7 of the Agreement. Licensee shall pay the Prepayment Fee for the next Term in accordance with the following schedule:

USD$[***] due on or before February 5, 2006; and
USD$[***] due on or before August 7, 2006.

Licensee shall pay any Additional Prepayment Fee in accordance with the following schedule:

[***]

[***]

C. Minimum Transfer Fees.

Licensee shall meter the amount of video transferred by the Software for the Service and the Additional Service in Gigabytes (GB). The minimum transfer fees payable, per Customer, to Adobe for use of the Software for the Service and the Additional Service (the “Minimum Transfer Fees”) are reflected in Section 2.A and shall be based on the Prepayment Fee made during the Term. Eighty-five percent (85%) of the Minimum Transfer Fees shall be deemed allocated for license fees and fifteen percent (15%) shall be allocated to Support and Maintenance.

D.	Unexpended Prepayment Fees at the End of the Term

At the end of the Term, if Licensee renews the Agreement for an additional one year term pursuant to Section one of Amendment 5, Licensee shall have an additional one year to use any Prepayment Fees not expended during the Term (at the License Fee and Minimum Transfer Fee rates existing at the end of the Term); provided however, the unexpended Prepayment Fees, shall not be considered in determining the License Fees or Minimum Transfer Fees for the renewal Term. For example, if Licensee made Prepayment Fees of $[***] during the Term, but only expended $[***] during the Term, in the next renewal term, Licensee would have 12 months to use the unexpended $[***] at the License Fee rate of [***] % and the Minimum Transfer Fee rate of $.12.

E. Support and Maintenance Fees.

Licensee has elected to purchase Support and Maintenance for the Software for [***] year following the Amendment Effective Date. The annual fee for such Support and Maintenance is included in the License Fees set forth under Section A above, and is equal to [***]% of the License Fees for the Service or the Additional Service, as the case may be.

F. Trials.

Licensee is permitted to offer one trial (or pilot program, as applicable) per Customer for the Service or the Additional Service (each, a “Trial”). During a Trial, neither Customer nor Licensee shall owe Adobe any fees for use of the Software provided that such Trial does not last more than [***] and no more than [***] GB of total video is transferred during the Trial. Notwithstanding the foregoing, Licensee may request an additional amount of video transfer for a Trial, and such request may be granted at Adobe’s discretion. In the event that a Trial for the Service exceeds the GB limits set forth above, Licensee shall owe Adobe the Minimum Transfer Fees for each GB transferred in excess of the [***] GB. In the event that a Trial for the Additional Service exceeds the GB limits set forth above, Licensee shall owe Adobe the Minimum Additional Service Fee as set forth below for each such Trial as a flat fee and in lieu of a fee based upon GB transferred in such Trial.

3. The following shall be added to Section 2 (d) of Exhibit C of the Original Agreement:

“For each incident escalated pursuant to this section, a response will be made before the end of the next business day.

4. Licensee will be invited to participate in the beta testing programs for Flash Media Server, Premiere Pro, Flash Professional and any newly developed Adobe Products in the digital video field subject to the terms of each product’s Beta EULA.

5. VIP Customer Pricing Program. Exhibit E (VIP Customer Pricing Program) attached hereto shall be added to the Agreement.

6. Support Levels. If during the Term, Adobe offers a higher level of support than the Gold Level Support currently received by Licensee, than Licensee shall be eligible to receive said higher level of support at no additional cost.

7. Effect of Amendment. Except as otherwise modified herein, the Agreement (and each amendment thereto) shall continue in full force and effect until expiration or termination in accordance with its terms.

The parties have caused this amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

ADOBE SYSTEMS INCORPORATED	VITALSTREAM, INC.

By: /s/ Barbara Hill	By: /s/ Philip N. Kaplan
(signature)	(signature)
Name:/s/ Barbara Hill	Name: /s/ Philip N. Kaplan

Title: VP Treasury	Title: President & COO

EXHIBIT E

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